UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                   FORM 8-K
                                 CURRENT REPORT
      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest reported)

                                   July 3, 2002

                                Dair Ventures, Inc.
             (Exact name of registrant as specified in its chapter)


             Florida                  0-32857           65-1103313
   (State or other jurisdiction     (Commission       (IRS Employer
       of incorporation              File Number)      Identification No.)


                              650 West Avenue
                                 Suite 1509,
                            Miami Beach, FL 33139
                  (Address of principal executive offices)
                                (Zip Code)


              Registrant's telephone number, including area code
                               (305)913-7733

      __________________________________________________________
      (Former name or former address, if changed since last report)



ITEM 5. OTHER EVENTS

Dair Ventures, Inc. (the "Company"), formerly a blank check company, a company with no previously stated enterprise, has adopted a specific business plan which it plans to implement. A discussion of the business plan and its respective risks is included herein. In furtherance thereof the Company plans to conduct an offering of the Company's Common Stock pursuant to the provisions of Regulation A of the Securities Act of 1933. The offering will be conducted in order to raise proceeds needed to further explore and execute the Company's business plan and to register shares of Common Stock which are currently outstanding.

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                DESCRIPTION OF THE BUSINESS

Dair Ventures, Inc. (the "Company") was incorporated on May 17, 2001 under the laws of the State of Florida. The Company voluntarily filed with the Securities and Exchange Commission as a Blank Check company, and undertook the responsibility of filing periodic reports in accordance with the Securities Exchange Act of 1934. Management is filing this report in accordance with the Company's intention to adopt and implement a specific plan for the Company going forward.

GENERAL

The Company plans to acquire, improve, operate and hold for investment income producing real property. The Company's purpose is to purchase Properties and to own and operate the Properties for a period of five to ten years.

Commercial properties are typically rented under a triple net lease, wherein; the tenant is responsible for most of the maintenance and repairs, common expenses, taxes and insurance. With respect to Multi family properties, the Company will generally bear the burden of the maintenance costs. The properties are expected to appreciate at above market rates and thereby provide long-term asset appreciation.

COMPETITION AND MARKET CONDITIONS

Occupancy rates and the Company's ability to maintain or increase rental rates are affected by numerous factors. These include seasonal demand and economic conditions. In seeking tenants, the Partnership relies on both internal and external sources for its properties.

DESCRIPTION OF PROPERTY.

The Company currently does not own any property.

The Company's business is subject to numerous risk factors, including the following:

WE HAVE NO OPERATING HISTORY ACCORDINGLY, NO INDICATION OF OUR FUTURE PERFORMANCE EXISTS.
The Company has had no operating history nor any revenues or earnings from operations. The Company has no significant assets or financial resources. The Company has operated at a loss to date and will, in all likelihood, continue to sustain operating expenses without corresponding revenues, there is no assurance that the Company will ever be profitable.

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THE COMPANY HAS ONLY ONE DIRECTOR AND ONE OFFICER.
The Company's president, its sole officer, is Adam J. Laufer who is also its sole director and the controlling shareholder of its sole shareholder. Because management consists of only one person, the Company does not benefit from multiple judgments that a greater number of directors or officers would. Mr. Laufer anticipates devoting only a limited amount of time per month to the business of the Company. Mr.
Laufer has not entered into a written employment agreement with the Company and he is not expected to do so.

IF WE ARE NOT ABLE TO RAISE SUFFICIENT CAPITAL TO ACQUIRE PROPERTIES
WE WILL NOT BE ABLE TO EXECUTE OUR BUSINESS PLAN.
We operate in a capital intensive industry and require significant capital expenditures to operate; our inability to secure financing, if and when needed, may limit our ability to develop and grow our business which would limit our ability to conduct operations and reduce our results of operations and revenues. We expect to make significant capital expenditures in the future to enhance and maintain the operations of our properties. In the event that our plans or assumptions change or prove to be inaccurate or if cash flow proves to be insufficient due to unanticipated expenses or otherwise, we may seek to minimize cash expenditures and/or obtain additional financing in order to support our plan of operations.
Additional funding, whether obtained through public or private debt or equity financing, or from strategic alliances, may not be available when needed or may not be available on terms acceptable to us, if at all.

IF WE ARE NOT ABLE TO MARKET/LEASE OUR PROPERTIES SUCCESSFULLY, OUR EARNINGS COULD BE DIMINISHED.
Before a property generates income, material expenditures are required to, qualify and secure a mortgage, pay legal fees, closing costs in addition to any build out that may be needed. Our inability to develop, market and lease our properties in a timely manner would have a material adverse effect on our ability to service our debt and to meet our working capital requirements.

INCREASED INTEREST RATES WOULD REDUCE OUR REVENUES.
In general, housing demand is adversely affected by increases in interest rates, housing costs and unemployment and by decreases in the availability of mortgage financing. In addition, there have been discussions of possible changes in the federal income tax laws which would remove or limit the deduction for home mortgage interest. If effective mortgage interest rates increase our ability to finance new properties may be adversely affected and our operating results and capital resources may also be negatively affected which may impair our ability to service existing debt and meet our working capital requirements.

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BECAUSE OUR BUSINESS DEPENDS ON THE ACQUISITION OF PROPERTIES, THE
UNAVAILABILITY OF PROPERTIES COULD REDUCE OUR REVENUES OR NEGATIVELY AFFECT OUR RESULTS OF OPERATIONS.
Our business operations will be highly dependent on our ability to develop and expand a portfolio of property. We may compete for available properties with entities that possess significantly greater financial, marketing and other resources. Competition generally may reduce the amount of property available as well as increase the bargaining power of property owners seeking to sell. An inability to effectively carry out any of our sales/leasing activities may reduce our revenues or negatively affect our results of operations.

A DETERIORATION OF REGIONAL OR NATIONAL ECONOMIC CONDITIONS COULD
REDUCE OUR REVENUES MORE SPECIFICALLY AN ECONOMIC DOWNTURN IN
FLORIDA COULD REDUCE OUR REVENUES OR OUR ABILITY TO DEVELOP OUR
BUSINESS.
Our real estate sales and revenues could decline due to a deterioration of regional or national economies, because we plan to acquire properties only in Florida any economic downturn in Florida could reduce our revenues or our ability to grow our business.

POOR RELATIONS WITH TENANTS COULD NEGATIVELY IMPACT OUR BUSINESS, WHICH COULD CAUSE OUR REVENUES OR RESULTS OF OPERATIONS TO DECLINE. As a landlord, we may be expected by tenants from time to time to resolve any real or perceived issues or disputes that may arise in connection with their occupation of our property. Any efforts made by us in resolving these issues or disputes could be deemed unsatisfactory by the affected tenants and any subsequent action by these tenants could negatively our ability to lease our properties, which could cause our revenues or results of operations to decline. In addition, we could be required to make material expenditures related to the settlement of these issues or disputes.

BECAUSE OF OUR GEOGRAPHIC CONCENTRATION IN FLORIDA, AN ECONOMIC DOWNTURN IN FLORIDA COULD REDUCE OUR REVENUES OR OUR ABILITY TO GROW OUR BUSINESS. We plan to acquire properties only in Florida. Consequently, any economic downturn in Florida could reduce our revenues or our ability to grow our business.

OUR REVENUES AND PROFITABILITY MAY BE ADVERSELY AFFECTED BY NATURAL
DISASTERS.
The Florida climate presents risks of natural disasters. To the extent that hurricanes, severe storms, floods or other natural disasters or similar events occur, our business may be adversely affected. To the extent our insurance is not adequate to cover business interruption or losses resulting from natural disasters, our revenues and profitability may be adversely affected.

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GROWTH OF OUR BUSINESS MAY REQUIRE SUBSTANTIAL INDEBTEDNESS AND HIGH
LEVERAGE, WHICH COULD ADVERSELY AFFECT OUR FINANCIAL HEALTH.

Leveraging any equity we may acquire in properties could have important consequences to stockholders, including the following:

+ our ability to obtain additional financing for working capital, capital expenditures, acquisitions or general corporate or other purposes may be impaired in the future;

+ a substantial portion of our cash flow from operations must be dedicated to the payment of principal and interest on our indebtedness, thereby reducing the funds available to us for other purposes;

+ certain of our borrowings are and will continue to be at variable rates of interest (including borrowings under our senior secured credit facility and project loans), which will expose us to the risk of increased interest rates;

+ we may be substantially more leveraged than certain of our competitors, which may place us at a competitive disadvantage; and

+ leverage may limit our flexibility to adjust to changing economic or market conditions, reduce our ability to withstand competitive pressures and make us more vulnerable to a downturn in general economic conditions.

WE DEPEND ON THE EFFORTS OF OUR MANAGEMENT. OUR MANAGEMENT TEAM LACK EXPERIENCE IN MANAGING A PUBLIC COMPANY.
Our officers have no prior management experience in public companies. Our success is substantially dependent on the performance of our executive officers. In particular, our success depends substantially on the continued efforts of Adam J. Laufer, our President and Chairman of our Board of Directors. Currently, we do not have key person life insurance on Mr. Laufer and may be unable to obtain such insurance in the near future due to high cost or other reasons. We also do not have written employment agreements with Mr. Laufer. The loss of the services of Mr. Laufer could have a material adverse effect on our business, if we are unable to find suitable replacements.

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OUR ARTICLES OF INCORPORATION AUTHORIZE US TO ISSUE ADDITIONAL
SHARES OF STOCK.
We are authorized to issue up to 100,000,000 shares of common stock which may be issued by our board of directors for such consideration as they may consider sufficient without seeking stockholder approval and 20,000,000 shares or Preferred Stock. The issuance of additional shares of common stock in the future will reduce the proportionate ownership and voting power of current stockholders.

WE DO NOT INTEND TO PAY FUTURE CASH DIVIDENDS.
We currently do not anticipate paying cash dividends on our common stock at any time in the near future. We may never pay cash dividends or distributions on our common stock. Any credit agreements which we may enter into with institutional lenders may restrict our ability to pay dividends. Whether we pay cash dividends in the future will be at the discretion of our board of directors and will be dependent upon our financial condition, results of operations, capital requirements and any other factors that the board of directors decides is relevant.

PENNY STOCK REFORM ACT OF 1990.
The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure for trades in any stock defined as a penny stock. The SEC has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to exceptions. Under this rule, broker/dealers who recommend these securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction before sale. Our shares will be subject to the Penny Stock Reform Act, thus potentially decreasing the ability to easily transfer our shares.


Special note regarding forward-looking statements

This prospectus includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our future prospects, developments and business strategies. The statements contained in this prospectus that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend," "hope" and similar expressions in this prospectus to identify forward-looking statements. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to risks,

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uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that could cause our actual results to differ materially from the forward-looking statements:

+  our ability to raise capital and grow our operations on a profitable basis;

+  our ability to compete in the Florida real estate market;

+  our ability to pay principal and interest on our debt;

+  our ability to borrow in the future;

+  adverse legislation or regulation;

+  increases in interest rates;

+  natural disasters;

+  unanticipated litigation or legal proceedings;

All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.

Our risks are more specifically described in "Risk factors." If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected.


          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                          AND RESULTS OF OPERATIONS

Overview.
The Company plans to acquire, improve, operate and hold for investment income producing real property

        The Company's business plan is comprised of four phases in its implementation. These phases are:

        1.   Sale of Common Stock (equity-raising).
        2.   Acquisition of income producing property and property management.
        3.   Management of acquired property.
        4.   Sale of appreciated property.

        The Company is currently formulating plans to begin the equity raising phase of its business plan. In furtherance thereof the Company plans to conduct an offering of the Company's Common Stock pursuant to the provisions of Regulation A of the Securities Act of 1933. The offering will be conducted in order to raise proceeds needed to further explore and execute the Company's business plan. Their can be no assurance that the Company will be successful in raising capital, either through its proposed Regulation A offering or through other capital raising efforts.



                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DAIR VENTURES, INC.
                                           --------------------
                                               (Registrant)

   Date July 3, 2002
        ------------                      /s/Adam Laufer
                                          --------------------------
                                           Adam J. Laufer
                                           President and Chairman of
                                           the Board of Directors